                                                                   Exhibit 10.32



CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS, ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------
                                               CONTRACT NUMBER - 23191-001-001
                                               EFFECTIVE DATE - MARCH 15, 2001
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                    AMENDMENT 1 TO MASTER SERVICES AGREEMENT


          Exult, Inc. (Service Provider) and Bank of America Corporation (Customer) are parties to that certain Master Services Agreement dated as of November 21, 2000 (the Agreement). This Amendment 1 to the Agreement (Amendment 1) is entered into by Service Provider and Customer as of March 15, 2001 (Amendment 1 Effective Date).

         1. The Agreement provides for Service Provider to perform for Customer the Customer Services, which consist of the Services and Processes described in Schedule A to the Agreement. The purpose of this Amendment 1 is to (i) add to the Customer Services provided by Service Provider Global Assignment Services described in this Amendment 1(Global Assignment Services), and (ii) to set forth the Services, Service Levels, Fees and Charges and Transition Plan that will govern Service Provider's provision of Global Assignment Services. As a result of this Amendment 1, the Global Assignment Services will constitute part of the Customer Services for all purposes under the Agreement.

         2. The following Schedules are attached to this Amendment 1 and incorporated by this reference:

                  Schedule A        Description of Services
                  Schedule B        Service Levels
                  Schedule C        Fees and Charges
                  Schedule G        Transition Plan
                  Schedule I        Customer Associates

         For and in consideration of the agreements set forth herein, Service Provider and Customer hereby enter into this Amendment 1 as of the Amendment 1 Effective Date.

                                    BANK OF AMERICA CORPORATION

                                    By:  _______________________________
                                            Name:      Mary Lou Cagle
                                            Title:     Senior Vice President


                                    By:  _______________________________
                                            Name:      Betty Luther
                                            Title:     Vice President


                                    EXULT, INC.

                                    By:  _______________________________
                                            Name:     Mike Salvino
                                            Title:    Vice President


Amendment 1 - Final                   1                  BANK OF AMERICA / EXULT
Date - Mar. 15, 2001

PROPRIETARY AND CONFIDENTIAL                            BANK OF AMERICA / EXULT
-------------------------------------------------------------------------------














                               SERVICES AGREEMENT

                                   SCHEDULE A

                             DESCRIPTION OF SERVICES

                               AMENDMENT 1- FINAL


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Sch. A - Amendment 1- Final           1         Contract Number - 23191-001-001
Effective Date - Mar. 15, 2001

PROPRIETARY AND CONFIDENTIAL                            BANK OF AMERICA / EXULT
-------------------------------------------------------------------------------


                                   SCHEDULE A


                             DESCRIPTION OF SERVICES





GLOBAL ASSIGNMENT SERVICES - DESCRIPTION OF SERVICES


         Schedule A to the Agreement is hereby amended by the addition to
         Section 2, as follows:


                  2.4      Global Assignment Services


                  Global Assignment Services encompasses the services provided to associates while formally on assignment outside of their home country. Specifically, the current Global Assignment Services establishes policies, manages the special needs of assignees, and administers the Global Assignment relocation programs. Other responsibilities include tax activities, spouse and dependent programs, relocation assistance, and salary equalization. Repatriation of employees is also in the scope of this function.


                  [***]*

                  [***]*


*Confidential information has been omitted.


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Sch. A - Amendment 1- Final           2         Contract Number - 23191-001-001
Effective Date - Mar. 15, 2001

PROPRIETARY AND CONFIDENTIAL                             BANK OF AMERICA/EXULT
------------------------------------------------------------------------------










                               SERVICES AGREEMENT


                                   SCHEDULE B


                                 SERVICE LEVELS


                               AMENDMENT 1 - FINAL



-------------------------------------------------------------------------------
Sch. B - Final - Amendment 1                    Contract Number - 23191-001-001
Effective  Date - Mar. 15, 2001

PROPRIETARY AND CONFIDENTIAL                             BANK OF AMERICA/EXULT
------------------------------------------------------------------------------


                                   SCHEDULE B


                                 SERVICE LEVELS




Schedule B to the Agreement is hereby amended by the addition to Section 3.2 thereof of the following



REPORTING SERVICE LEVELS TABLE


[***]*


SERVICE LEVEL TIMING


Determination of Service Level "Target Metrics" shall be as indicated in the Master Services Agreement.


























*Confidential information has been omitted.


-------------------------------------------------------------------------------
Sch. B - Final - Amendment 1            i       Contract Number - 23191-001-001
Effective Date  - Mar. 15, 2001

PROPRIETARY AND CONFIDENTIAL                             BANK OF AMERICA/EXULT
------------------------------------------------------------------------------










                               SERVICES AGREEMENT

                                   SCHEDULE C

                                FEES AND CHARGES

                               AMENDMENT 1 - FINAL






------------------------------------------------------------------------------
Sch. C - Final - Amendment 1                   Contract Number - 23191-001-001
Effective Date - Mar. 15, 2001

PROPRIETARY AND CONFIDENTIAL                             BANK OF AMERICA/EXULT
------------------------------------------------------------------------------
1.   FEES & INVOICING

1.1  BASELINE FEES

     Schedule C is hereby amended by the addition to Section 4, Table 4.1.1.1, Table 4.1.2.1 and Table 4.1.3.1, thereto of the following with the various rows and columns for totals modified commensurately to reflect the addition of the figures set forth in the following:

               TOTAL HR AND AP LABOR COSTS AND FIXED BASE CHARGES

                                  TABLE 4.1.1.1

    [***]*

                       LABOR RELATED OTHER COSTS/ CHARGES

                                  TABLE 4.1.2.1

     [***]*

                      NON-LABOR RELATED OTHER COSTS/CHARGES

                                  TABLE 4.1.3.1

     [***]*


1.2  PROJECTS

     [***]*

1.3  ARC/RRC UNIT RATES AND BASELINE VOLUMES

     Schedule C is hereby amended by the addition to Section 4, Table 4.2.1, thereto of the following:

                     ARC/RRC UNIT RATES AND BASELINE VOLUMES

                                   TABLE 4.2.1

     [***]*


     *The "Baseline Volume" count for resource unit categories shall be validated within [***]* of the Process Effective date.

1.4  PASS THROUGH EXPENSES AND OTHER CHARGES

     Schedule C is hereby amended by the addition to Section 5, Table 5.1.1, thereto of the following with the row for totals modified commensurately to reflect the addition of the figures set forth in the following:

                     NON-LABOR RELATED PASS THROUGH EXPENSES

                                   TABLE 5.1.1

     [***]*


*Confidential information has been omitted.


-------------------------------------------------------------------------------
Sch. C - Final - Amendment 1                    Contract Number - 23191-001-001
Effective Date - Mar. 15, 2001        - i -

PROPRIETARY AND CONFIDENTIAL                            BANK OF AMERICA / EXULT
-------------------------------------------------------------------------------


                               SERVICES AGREEMENT


                                   SCHEDULE G


                               TRANSITION PLANNING


                               AMENDMENT 1- FINAL




-------------------------------------------------------------------------------
Sch. G - Final - Amendment 1                    Contract Number - 23191-001-001
Effective Date - Mar. 15, 2001

PROPRIETARY AND CONFIDENTIAL                            BANK OF AMERICA / EXULT
-------------------------------------------------------------------------------


                                   SCHEDULE G

                              TRANSITION PLANNING



Schedule G of the Agreement is hereby amended by the addition thereto of the following, related to transition to Service Provider's provision of the Global Assignment Services:




8        GLOBAL ASSIGNMENT SERVICES

         8.1   Work Plan, Assessments and Baseline

               8.1.1    Work Plan

                        A work plan shall be developed and integrated into the transition plan for Global Assignment Services, within [***]* of the Amendment 1 Effective Date.

               8.1.2    Third Party Assessment and Baseline Validation

                        Service Provider shall review and assess Customer's Global Assignment Services to determine the appropriate approach for transfer of these Services to Service Provider management

         8.2   Responsibilities

               Service Provider is responsible for the development and management of the Global Assignment Services transition plan and Customer has responsibility for ensuring the appropriate level of participation and commitment of Bank resources. Both parties have responsibility for establishing and operating their respective delivery obligations.


9 THE HIGH LEVEL TRANSITION PLAN FOR GLOBAL ASSIGNMENT SERVICES IS INDICATED BELOW:


         See below**

         [***]*




*Confidential information has been omitted.

-------------------------------------------------------------------------------
Sch. G - Final - Amendment 1        1           Contract Number - 23191-001-001
Effective Date - Mar. 15, 2001

PROPRIETARY AND CONFIDENTIAL                            BANK OF AMERICA / EXULT
-------------------------------------------------------------------------------


                               SERVICES AGREEMENT


                                   SCHEDULE I


                               CUSTOMER ASSOCIATES


                               AMENDMENT 1- FINAL




-------------------------------------------------------------------------------
Sch. I - Final - Amendment 1                    Contract Number - 23191-001-001
Effective Date - Mar. 15, 2001

PROPRIETARY AND CONFIDENTIAL                            BANK OF AMERICA / EXULT
-------------------------------------------------------------------------------



                                   SCHEDULE I

                              CUSTOMER ASSOCIATES





Schedule I of the Agreement is hereby amended by the addition thereto of the following, related to transition to Service Provider's provision of the Global Assignment Services:


[***]*



























*Confidential information has been omitted.


-------------------------------------------------------------------------------
Sch. I - Final - Amendment 1           1        Contract Number - 23191-001-001
Effective Date - Mar. 15, 2001